UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reorganization of Legal Department and Appointment of Elizabeth M. Keogh to Chief Legal Officer

Effective on October 24, 2022, the Company appointed Elizabeth M. Keogh to the position of Chief Legal Officer of Sterling Bancorp, Inc (the “Company”) as part of a reorganization of the Company’s legal department.

Ms. Keogh, age 65, has over 30 years of experience as a practicing attorney with expertise in banking, securities, corporate law and regulation, among other areas. Since 2009, Ms. Keogh has worked as a self-employed legal consultant and has provided consulting services in numerous transactional, corporate governance and regulatory compliance matters to a variety of financial institutions, including Sterling Bank and Trust, F.S.B. (the “Bank”). Prior to establishing her own consulting practice, Ms. Keogh was a corporate attorney for 15 years with the law firms of Thacher Proffitt & Wood LLP and Sonnenschein Nath & Rosenthal LLP. Ms. Keogh also served as general counsel of Vertical*i Inc., a software company headquartered in New York. Ms. Keogh earned her bachelor of arts degree from Fairfield University and her juris doctor from New York University School of Law.

There are no family relationships between Ms. Keogh and any of the Company’s directors or executive officers, and the Company has not entered into any transactions with Ms. Keogh that are reportable under Item 404(a) of Regulation S-K.

There is no arrangement or understanding between Ms. Keogh and any other persons pursuant to which Ms. Keogh was hired as Chief Legal Officer.

In connection with Ms. Keogh’s hiring as Chief Legal Officer, Ms. Keogh will receive an annual base salary of $325,000 with an annual discretionary target bonus equal to 23% of her base salary. A copy of Ms. Keogh’s employment letter is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Colleen Kimmel, the former General Counsel of the Company, will continue to serve in her position as Executive Vice President, General Counsel and Corporate Secretary of the Bank.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Employment Letter, dated October 17, 2022
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: October 24, 2022